EXHIBIT 7

      Executive Officers and Directors of The First American Corporation

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     Name of Executive Officer                    Business Address                        Principal Occupation
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
D.P. Kennedy                             1 First American Way                       Chairman, The First American Corporation
                                         Santa Ana, California 92707
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Parker S. Kennedy                        1 First American Way                       President, The First American Corporation
                                         Santa Ana, California 92707
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Thomas A. Klemens                        1 First American Way                       Senior Executive Vice President and Chief
                                         Santa Ana, California 92707                Financial Officer, The First American
                                                                                    Corporation
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Craig I. DeRoy                           1 First American Way                       Senior Executive Vice President and
                                         Santa Ana, California 92707                General Counsel, The First American
                                                                                    Corporation
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Curt A. Caspersen                        1 First American Way                       Executive Vice President, The First
                                         Santa Ana, California 92707                American Corporation
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John M. Hollenbeck                       1 First American Way                       Executive Vice President, The First
                                         Santa Ana, California 92707                American Corporation
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Gary L. Kermott                          1 First American Way                       President, First American Title Insurance
                                         Santa Ana, California 92707                Company
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Mark R Arnesen                           1 First American Way                       Vice President, Secretary, Corporate
                                         Santa Ana, California 92707                Counsel, The First American Corporation

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     Name of Director                             Business Address                        Principal Occupation

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Gary J. Beban                            CB Richard Ellis, Inc.                     Senior Executive Managing Director, CB
                                         233 No. Michigan Ave.,                     Richard Ellis, Inc., commercial real
                                         Suite 2200 estate services
                                         Chicago, IL 60601-6787
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J. David Chatham                         Chatham Holdings Corporation               President and Chief Executive Officer,
                                         5780 Windward Parkway,                     Chatham Holdings Corporation; real estate
                                         Suite 300                                  development and associated industries
                                         Alpharetta, GA 30005
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Hon. William G. Davis                    Torys                                      Counsel, Torys LLP;
                                         Maritime Life Tower                        legal services
                                         79 Wellington Street West, Suite 300
                                         Toronto, Ontario
                                         Canada M5K 1N2
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James L. Doti                            Office of the President                    President and Donald Bren Distinguished
                                         Chapman University                         Chair of Business and Economics, Chapman
                                         1 University Drive                         University; education
                                         Orange, CA 92866
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Lewis W. Douglas, Jr.                    Stanley Energy, Inc.                       Chairman, Stanley Energy, Inc.; oil
                                         1776 Lincoln Street, Suite 410             exploration
                                         Denver, CO 80203-4316
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Paul B. Fay, Jr.                         The Fay Improvement Company                President, The Fay Improvement Company;
                                         3766 Clay Street                           financial consulting and business ventures
                                         San Francisco, CA 94118
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Frank E. O'Bryan                         WMC Mortgage Corporation                   Chairman of the Board, WMC Mortgage
                                         P.O. Box 17689                             Corporation; mortgage lending
                                         Irvine, CA 92623-7689
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Roslyn B. Payne                          Jackson Street Partners, Ltd.              President, Jackson Street Partners, Ltd.;
                                         3490 California Street,                    real estate venture capital and investments
                                         Suite 209
                                         San Francisco, CA 94118
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D. Van Skilling                          125 Netas Court                            Private Investor
                                         Palm Desert, CA 92260
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Herbert B. Tasker                        Centre Capital Group, Inc.                 Vice Chairman and Managing Director,
                                         200 Pringle Ave., Suite 500                Centre Capital Group, Inc.; mortgage
                                         Walnut Creek, CA 94596                     conduit

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Virginia M. Ueberroth                    P.O. Box 100                               Chairman, Ueberroth Family Foundation;
                                         Laguna Beach, CA 92652-0010                philanthropy

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